
                                                                                                       EXHIBIT 19.1
                                       STATEMENT TO MARINE CERTIFICATEHOLDERS
                                         NATIONSCREDIT GRANTOR TRUST 1997-2

               Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
            NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America
                 (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
              Servicer is required to prepare certain information each month regarding distribution to
                  Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                Sep-2002
Collection Period                                                                                       1-Sep-2002
Determination Date                                                                                     10-Oct-2002
Deposit Date                                                                                           11-Oct-2002
Distribution Date                                                                                      15-Oct-2002



MARINE POOL BALANCE
            Marine Pool Balance on the close of the last day of the Collection Period (Record Date)  19,498,371.48
            Marine Certificate Factor                                                                   16.1405390%
            Marine Ending Certificate Balance (per $1,000 certificate)                                      161.41
            Liquidation Proceeds                                                                         17,489.87
            Purchase Amounts                                                                                  0.00



AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                          0.89
            Carry-Over Monthly Interest Payment                                                               0.00
                                                                                                     --------------

            TOTAL MARINE INTEREST PAYMENT                                                                     0.89
                                                                                                     ==============

            Marine Principal Payments:
            Monthly Marine Principal Payment                                                                  5.99
            Carry-Over Monthly Marine Principal Payment                                                       0.00
                                                                                                     --------------

            TOTAL MARINE PRINCIPAL PAYMENT                                                                    5.99
                                                                                                     ==============

            Marine Servicing Fee:
            Marine Servicing Fee                                                                              0.10
            Carry-Over Monthly Marine Servicing Fee                                                           0.00
                                                                                                     --------------

            TOTAL MARINE SERVICING FEE                                                                        0.10
                                                                                                     ==============





                                      STATEMENT TO RV CERTIFICATEHOLDERS
                                      NATIONSCREDIT GRANTOR TRUST 1997-2

             Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
         NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America
              (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
           Servicer is required to prepare certain information each month regarding distribution to
                 RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                            Sep-2002
Collection Period                                                                                    9/1/2002
Determination Date                                                                                 10/10/2002
Deposit Date                                                                                       10/11/2002
Distribution Date                                                                                  10/15/2002



RV POOL BALANCE
            RV Pool Balance on the close of the last day of the Collection Period (Record Date)  6,933,605.76
            RV Certificate Factor                                                                  14.3296182%
            RV Ending Certificate Balance (per $1,000 certificate)                                     143.30
            Liquidation Proceeds                                                                    38,960.11
            Purchase Amounts                                                                             0.00



AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                     0.78
            Carry-Over Monthly Interest Payment                                                          0.00
                                                                                                 -------------

            TOTAL RV INTEREST PAYMENT                                                                    0.78
                                                                                                 =============

            RV Principal Payments:
            Monthly RV Principal Payment                                                                 6.78
            Carry-Over Monthly RV Principal Payment                                                      0.00
                                                                                                 -------------

            TOTAL RV PRINCIPAL PAYMENT                                                                   6.78
                                                                                                 =============

            RV Servicing Fee:
            RV Servicing Fee                                                                             0.00
            Carry-Over Monthly RV Servicing Fee                                                          0.00
                                                                                                 -------------

            TOTAL RV SERVICING FEE                                                                       0.00
                                                                                                 =============





                                            MONTHLY MARINE SERVICERS CERTIFICATE
                                            NATIONSCREDIT GRANTOR TRUST 1997 - 2

                   Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
              NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America
                     (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
                  Servicer is required to prepare certain information each month regarding distribution to
                      Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                       Sep-2002
Collection Period                                                                                               1-Sep-2002
Determination Date                                                                                             10-Oct-2002
Deposit Date                                                                                                   11-Oct-2002
Distribution Date                                                                                              15-Oct-2002



MARINE POOL BALANCE
                 Marine Pool Balance on the close of the last day of the preceding Collection Period         20,221,792.71
                 Marine Principal Collections                                                                   699,949.39
                 Purchase Amounts with respect to RV Receivables allocable to Principal                               0.00
                 Defaulted Marine Receivables                                                                    23,471.84
                 Marine Pool Balance on the close of the last day of the Collection Period                   19,498,371.48

                 Original RV Pool Balance                                                                   120,803,719.92

                 Marine Pool Factor                                                                             16.1405390%

                 Preference Amounts with respect to Marine Receivables                                                   -

                 Marine Pass-Through Rate                                                                           6.3500%
                 Marine Servicing Fee Rate                                                                          0.7500%



MARINE AVAILABLE FUNDS
                 Marine Collections allocable to interest                                                       188,657.89
                 Purchase Amounts with respect to Marine Receivables allocable to interest                            0.00
                 Liquidation Proceeds with respect to Marine Receivables                                         17,489.87
                 Marine Collections allocable to principal                                                      699,949.39
                 Purchase Amounts with respect to Marine Receivables allocable to principal                           0.00
                 Other Marine Available Funds                                                                         0.00
                                                                                                            ---------------

                 TOTAL MARINE AVAILABLE FUNDS                                                                   906,097.15
                                                                                                            ===============



MARINE INTEREST PAYMENT
                 Monthly Marine Interest Payment                                                                107,006.99
                 Carry-Over Monthly Marine Interest                                                                   0.00
                                                                                                            ---------------

                 TOTAL                                                                                          107,006.99
                                                                                                            ===============



MARINE PRINCIPAL PAYMENT
                 Monthly Marine Principal Payment                                                               723,421.23
                 Carry-Over Monthly Marine Principal                                                                  0.00
                                                                                                            ---------------

                 TOTAL                                                                                          723,421.23
                                                                                                            ===============



MARINE SERVCING FEE
                 Servcing Marine Fee                                                                             12,638.62
                 Carry-Over Monthly Marine Servcing Fee                                                               0.00
                                                                                                            ---------------

                 TOTAL                                                                                           12,638.62
                                                                                                            ===============



MARINE RESERVE ACCOUNT CROSS SUPPORT
                 Marine Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates             0.00
                 Marine Reserve Account Cross Collateral Withdrawal Amounts                                           0.00
                 Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts                 0.00
                                                                                                            ---------------

                 TOTAL OWED TO REIMBURSE MARINE CROSS COLLATERAL WITHDRAWAL ACCOUNT                                   0.00
                                                                                                            ===============



DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                  Marine Available Funds                                                                        906,097.15
                  Marine Reserve Account Withdrawal Deposit                                                           0.00
                  Marine Reserve Account Cross Collateral Withdrawal Amount                                           0.00
                  Surety Bond Drawing Deposit                                                                         0.00
                                                                                                            ---------------

                  TOTAL DEPOSIT TO THE MARINE CERTIFICATE ACCOUNT                                               906,097.15
                                                                                                            ===============



DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
                  Monthly Marine Interest Payment and any Carry-Over Monthly Marine Interest                    107,006.99
                  Monthly Marine Principal Payment and any Carry-Over Monthly Marine Principal                  723,421.23
                  Marine Servicing Fee and any Carry-Over Marine Servicing Fee                                   12,638.62
                  Distributions to the Surety Bond Provider                                                       2,022.18
                  Shortfall in RV Certificate Account                                                                 0.00
                  Distributions to shortfall in RV Certificate Account                                                0.00
                  Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                    0.00
                  Distribution to the RV Reserve Account                                                              0.00
                  Distribution to the RV Reserve Account                                                         40,356.41
                  Distributions to the Depositor                                                                 20,651.72

                  Carry-Over Monthly Marine Interest to the next Distribution Date                                    0.00
                  Carry-Over Monthly Marine Principal to the next Distributions Date                                  0.00
                  Carry-Over Monthly Marine Servicing Fee to the next Distribution Date                               0.00



MARINE RESERVE ACCOUNT

                  Marine Reserve Account Balance as of the end of the preceding Collection Period               966,429.76
                  Earnings from investments on the Marine Reserve Account                                         1,319.44
                  Marine Reserve Account Withdrawals                                                                  0.00
                  Marine Reserve Account Cross Collateral Withdrawal Amounts                                          0.00
                  Deposits to the Marine Reserve Account                                                              0.00
                  Reimbursement of Marine Reserve Account Cross Collateral Withdrawal Amounts                         0.00
                  Deposits to Marine Reserve Account from RV Available Funds                                          0.00
                                                                                                            ---------------

                  MARINE RESERVE ACCOUNT BALANCE                                                                967,749.20
                                                                                                            ===============

                  Distributions of any excess amounts on deposit in the Marine Reserve Account                    1,319.44

                  ENDING MARINE RESERVE ACCOUNT BALANCE                                                         966,429.76
                                                                                                            ===============

                  Marine Reserve Account Balance as a % of the Marine Pool Balance                                  4.9565%
                  Specified Marine Reserve Account Requirement                                                  966,429.76
                  Amount needed to fully fund Marine Reserve Account                                                  0.00



SURETY BOND
                 Outstanding Reimbursement Obligations at the end of the preceding Collection Period                  0.00
                 Preference Amounts                                                                                   0.00
                 Surety Drawing Amount                                                                                0.00
                 Surety Bond Fee                                                                                  2,022.18
                 Interest on Outstanding Reimbursement Obligations at the end of the preceding collection             0.00
                 Amounts due to Surety Bond Provider                                                              2,022.18
                 Distributions made to the Surety Bond Provider                                                   2,022.18
                 Remaining Amounts Owed to the Surety Bond Provider                                                   0.00



NET CREDIT LOSS RATIO
                 Net Credit Losses                                                                                5,981.97
                 Average Net Credit Loss Ratio - Annualized                                                           0.78%



DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due                                                                             76.00
                  60 to 89 days past due                                                                             22.00
                  90 or more days past due                                                                           25.00
                                                                                                            ---------------

                  TOTAL                                                                                             123.00
                                                                                                            ===============

                  Principal Balance
                  30 to 59 days past due                                                                        816,881.36
                  60 to 89 days past due                                                                        232,392.85
                  90 or more days past due                                                                      157,402.41
                                                                                                            ---------------

                  TOTAL                                                                                       1,206,676.62
                                                                                                            ===============

                  Delinquency Ratio - 60+ Day Delinquent Accounts
                  For the current Collection Period                                                                 1.9991%
                  For the preceding Collection Period                                                               1.6625%
                  For the second preceding Collection Period                                                        0.8799%
                  For the third preceding Collection Period                                                         1.0718%
                  Average 3 month 60 Day + Delinquency Ratio                                                        1.5138%
                  Average 4 month 60 Day + Delinquency Ratio                                                        1.4033%



REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month                  84,261.85
                  Number of Contracts where Repossession Occurred in the Current Month                                4.00



WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
                  Weighted Average Coupon                                                                          11.0129%
                  Weighted Average Original Term (months)                                                           128.71
                  Weighted Average Remaining Term (months)                                                           71.71
                  Number of Outstanding Accounts-End of Period                                                    2,645.00



CASH SETTLEMENT FOR THE TRUSTEE
                Available Funds in the Collection Account                                                       906,097.15
                Servicing Fee                                                                                    12,638.62
                Marine Interest allocable to the Seller's Certificate                                                 0.64
                Marine Principal amount allocable to the Seller's Certificate                                         4.31
                Wire Funds to the Surety Bond Provider                                                            2,022.18
                                                                                                            ---------------

                NET DEPOSIT FROM COLLECTION ACCOUNT TO THE CERTIFICATE ACCOUNT                                  891,431.40
                                                                                                            ===============

                Reserve Account deposit to Certificate Account                                                        0.00
                RV Reserve Account Cross Collateral Amount                                                            0.00
                Surety Bond deposit to Certificate Account                                                            0.00
                                                                                                            ---------------

                TOTAL DEPOSIT TO THE CERTIFICATE ACCOUNT                                                        891,431.40
                                                                                                            ===============

                Wire Funds to the Marine Certificateholders - Interest Amounts                                  107,006.35
                                                                                                            ---------------

                WIRE FUNDS TO THE MARINE CERTIFICATEHOLDERS - PRINCIPAL AMOUNTS                                 723,416.92
                                                                                                            ===============

                Deposit Funds into the Marine Reserve Account                                                         0.00
                Deposit Funds into the RV Reserve Account                                                        40,356.41
                Wire Funds to NationsCredit                                                                      20,651.72





                                             MONTHLY RV SERVICERS CERTIFICATE
                                           NATIONSCREDIT GRANTOR TRUST 1997 - 2

                   Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
              NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America
                    (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
                 Servicer is required to prepare certain information each month regarding distribution to
                       RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                       Sep-2002
Collection Period                                                                                              1-Sep-2002
Determination Date                                                                                            10-Oct-2002
Deposit Date                                                                                                  11-Oct-2002
Distribution Date                                                                                             15-Oct-2002



RV POOL BALANCE
                 RV Pool Balance on the close of the last day of the preceding Collection Period             7,261,665.33
                 RV Principal Collections                                                                      218,717.27
                 Purchase Amounts with respect to RV Receivables allocable to Principal                              0.00
                 Defaulted RV Receivables                                                                      109,342.30
                 RV Pool Balance on the close of the last day of the Collection Period                       6,933,605.76

                 Original RV Pool Balance                                                                   48,386,535.24

                 RV Pool Factor                                                                                14.3296182%

                 Preference Amounts with respect to RV Receivables                                                      -

                 RV Pass-Through Rate                                                                              6.2500%
                 RV Servicing Fee Rate                                                                             0.7500%



RV AVAILABLE FUNDS
                 RV Collections allocable to interest                                                           66,858.50
                 Purchase Amounts with respect to RV Receivables allocable to interest                               0.00
                 Liquidation Proceeds with respect to RV Receivables                                            38,960.11
                 RV Collections allocable to principal                                                         218,717.27
                 Purchase Amounts with respect to RV Receivables allocable to principal                              0.00
                 Other RV Available Funds                                                                            0.00
                                                                                                            --------------

                 TOTAL RV AVAILABLE FUNDS                                                                      324,535.88
                                                                                                            ==============



RV INTEREST PAYMENT
                 Monthly RV Interest Payment                                                                    37,821.17
                 Carry-Over Monthly RV Interest                                                                      0.00
                                                                                                            --------------

                 TOTAL                                                                                          37,821.17
                                                                                                            ==============



RV PRINCIPAL PAYMENT
                 Monthly RV Principal Payment                                                                  328,059.57
                 Carry-Over Monthly RV Principal                                                                     0.00
                                                                                                            --------------

                 TOTAL                                                                                         328,059.57
                                                                                                            ==============



RV SERVICING FEE
                 Servicing RV Fee                                                                                4,538.54
                 Carry-Over Monthly RV Servicing Fee                                                                 0.00
                                                                                                            --------------

                 TOTAL                                                                                           4,538.54
                                                                                                            ==============



RV RESERVE ACCOUNT CROSS SUPPORT
                 RV Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates                0.00
                 RV Reserve Account Cross Collateral Withdrawal Amounts                                              0.00
                 Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                    0.00
                                                                                                            --------------

                 TOTAL OWED TO REIMBURSE RV CROSS COLLATERAL WITHDRAWAL ACCOUNT                                      0.00
                                                                                                            ==============



DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                  Marine Available Funds                                                                       324,535.88
                  Marine Reserve Account Withdrawal Deposit                                                     41,344.86
                  RV Reserve Account Cross Collateral Withdrawal Amount                                              0.00
                  Surety Bond Drawing Deposit                                                                        0.00
                                                                                                            --------------

                  TOTAL DEPOSIT TO THE MARINE CERTIFICATE ACCOUNT                                              365,880.74
                                                                                                            ==============



DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                  Monthly RV Interest Payment and any Carry-Over Monthly RV Interest                            37,821.17
                  Monthly RV Principal Payment and any Carry-Over Monthly RV Principal                         328,059.57
                  RV Servicing Fee and any Carry-Over RV Servicing Fee                                               0.00
                  Distributions to the Surety Bond Provider                                                          0.00
                  Shortfall in Marine Certificate Account                                                            0.00
                  Distributions to shortfall in Marine Certificate Account                                           0.00
                  Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts               0.00
                  Distribution to the RV Reserve Account                                                             0.00
                  Distribution to the Marine Reserve Account                                                         0.00
                  Distributions to the Depositor                                                                     0.00

                  Carry-Over Monthly RV Interest to the next Distribution Date                                       0.00
                  Carry-Over Monthly RV Principal to the next Distributions Date                                     0.00
                  Carry-Over Monthly RV Servicing Fee to the next Distribution Date                              4,538.54



RV RESERVE ACCOUNT

                  RV Reserve Account Balance as of the end of the preceding Collection Period                  725,798.03
                  Earnings from investments on the RV Reserve Account                                              988.45
                  RV Reserve Account Withdrawals                                                                41,344.86
                  RV Reserve Account Cross Collateral Withdrawal Amounts                                             0.00
                  Deposits to the RV Reserve Account                                                                 0.00
                  Reimbursement of RV Reserve Account Cross Collateral Withdrawal Amounts                            0.00
                  Deposits to RV Reserve Account from RV Available Funds                                        40,356.41
                                                                                                            --------------

                  RV RESERVE ACCOUNT BALANCE                                                                   725,798.03
                                                                                                            ==============

                  Distributions of any excess amounts on deposit in the RV Reserve Account                           0.00

                  ENDING RV RESERVE ACCOUNT BALANCE                                                            725,798.03
                                                                                                            ==============

                  RV Reserve Account Balance as a % of the RV Pool Balance                                        10.4678%
                  Specified RV Reserve Account Requirement                                                     725,798.03
                  Amount needed to fully fund RV Reserve Account                                                     0.00



SURETY BOND
                 Outstanding Reimbursement Obligations at the end of the preceding Collection Period                 0.00
                 Preference Amounts                                                                                  0.00
                 Surety Drawing Amount                                                                               0.00
                 Surety Bond Fee                                                                                   726.17
                 Interest on Outstanding Reimbursement Obligations at the end of the preceding collection            0.00
                 Amounts due to Surety Bond Provider                                                               726.17
                 Distributions made to the Surety Bond Provider                                                      0.00
                 Remaining Amounts Owed to the Surety Bond Provider                                                726.17


NET CREDIT LOSS RATIO
                 Net Credit Losses                                                                              70,382.19
                 Average Net Credit Loss Ratio - Annualized                                                          3.31%



DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due                                                                            27.00
                  60 to 89 days past due                                                                             5.00
                  90 or more days past due                                                                           6.00
                                                                                                            --------------

                  TOTAL                                                                                             38.00
                                                                                                            ==============

                  Principal Balance
                  30 to 59 days past due                                                                       243,507.60
                  60 to 89 days past due                                                                        52,878.34
                  90 or more days past due                                                                      37,341.62
                                                                                                            --------------

                  TOTAL                                                                                        333,727.56
                                                                                                            ==============

                  Delinquency Ratio - 60+ Day Delinquent Accounts
                  For the current Collection Period                                                                1.3012%
                  For the preceding Collection Period                                                              2.6222%
                  For the second preceding Collection Period                                                       2.0895%
                  For the third preceding Collection Period                                                        0.7623%
                  Average 3 month 60 Day + Delinquency Ratio                                                       2.0043%
                  Average 4 month 60 Day + Delinquency Ratio                                                       1.6938%



REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month                 86,114.60
                  Number of Contracts where Repossession Occurred in the Current Month                               6.00



WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
                  Weighted Average Coupon                                                                         10.9642%
                  Weighted Average Original Term (months)                                                          140.99
                  Weighted Average Remaining Term (months)                                                          63.43
                  Number of Outstanding Accounts-End of Period                                                     903.00



CASH SETTLEMENT FOR THE TRUSTEE
                Available Funds in the Collection Account                                                      324,535.88
                Servicing Fee                                                                                        0.00
                Marine Interest allocable to the Seller's Certificate                                                0.00
                Marine Principal amount allocable to the Seller's Certificate                                        0.00
               Wire Funds to the Surety Bond Provider                                                                0.00
                                                                                                            --------------

                NET DEPOSIT FROM COLLECTION ACCOUNT TO THE CERTIFICATE ACCOUNT                                 324,535.88
                                                                                                            ==============

                Reserve Account deposit to Certificate Account                                                  41,344.86
                RV Reserve Account Cross Collateral Amount                                                           0.00
                Surety Bond deposit to Certificate Account                                                           0.00
                                                                                                            --------------

                TOTAL DEPOSIT TO THE CERTIFICATE ACCOUNT                                                       365,880.74
                                                                                                            ==============

                Wire Funds to the Marine Certificateholders - Interest Amounts                                  37,821.17

                WIRE FUNDS TO THE MARINE CERTIFICATEHOLDERS - PRINCIPAL AMOUNTS                                328,059.57
                                                                                                            ==============

                Deposit Funds into the Marine Reserve Account                                                        0.00
                Deposit Funds into the RV Reserve Account                                                            0.00
                Wire Funds to NationsCredit                                                                          0.00

Approved by:   /s/ JOYCE MCLEOD
----------------------------------------------------------------------------------------------------------
                                     Joyce McLeod
                                     Vice President




                                         [NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
                                         ----------------------------------------

OCTOBER  15,  2002

BY  EDGAR

Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1997  -  2

Ladies  and  Gentlemen:

On  behalf  of  NationsCredit  Grantor  Trust  1997  -  2  (the  "Trust")  filed  herewith  via
EDGAR  is  the  Trust's  Current  Report  on  Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned at  (704)  387-3780.

Very  truly  yours,

/s/  JOYCE  MCLEOD
------------------
Joyce  McLeod
     Vice  President